Mosaic’s 3
rd
Quarter Fiscal Year 2008
Earnings and Conference Call
Friday, April 4, 2008
Jim Prokopanko, President and CEO
Larry Stranghoener, EVP and CFO
Mike Rahm, Vice President - Market Analysis and Strategic Planning
Christine Battist, Director - Investor Relations
Exhibit 99.2

Slide 2
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort
Green facilities differing from management’s current estimates; accidents involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine as well as potential mine fires, floods, explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of
The Mosaic Company.

Before going any further, I want to remind you that this presentation contains forward-looking statements.
The remarks I make are based on information and understandings we believe to be accurate as of today’s date --
April 4, 2008.
Actual results are likely to differ from those set forth in the forward-looking statements.

Slide 3
Financial Highlights
2/29/2008 2/28/2007 2/29/2008 2/28/2007
(In millions, except per share amounts)
Net Sales $2,147.2 $1,278.7 $6,345.9 $4,089.3
Gross Margin $727.9 $113.1 $1,872.8 $469.9
(% of net sales) 33.9% 8.8% 29.5% 11.5%
Net Earnings $520.8 $42.2 $1,220.3 $217.1
(% of net sales) 24.3% 3.3% 19.2% 5.3%
Diluted EPS $1.17 $0.10 $2.74 $0.49
Effective Tax Rate 24.5% 15.1% 24.1% 16.3%
Cash Flow from Operations $528.0 $154.0 $1,508.9 $454.4
Three Months Ended Nine Months Ended

Capacity (mil tonnes KCl)
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Slide 4
Estimated Potash Annual Capacity by Year
(Includes Esterhazy Toll Agreement Capacity)
-
2
4
6
8
10
12
14
16
18
The projected annual capacity includes approximately 1.3 million tonnes (as shaded in blue) that we currently produce under a third party tolling agreement at Esterhazy.  This agreement will expire within the next few years and this capacity will revert to Mosaic.

Slide 5
Financial Guidance
4th Qtr FY 2008 FY 2008
Phosphate
Sales Volume 2.2 - 2.4 million tonnes 8.9 - 9.1 million tonnes
DAP Selling Price $710 - $730 / tonne
Potash
Sales Volume 2.2 - 2.4 million tonnes 8.4 - 8.6 million tonnes
MOP Selling Price $305 - $325 / tonne
Equity Earnings $27 - $37 million $115 - $125 million
Capital Spending $127 - $147 million $375 - $395 million
SG&A $77 - $87 million $305 - $315 million
Effective Tax Rate 25% - 30%

Slide 6
Grain and oilseed use has grown 10% or 237 million tonnes
during the last four years. That is a compound annual growth rate (CAGR) of 2.5% -- almost double the pace from 1990 to
2003.
World Grain and Oilseed Production and Use
1.5
1.6
1.7
1.8
1.9
2.0
2.1
2.2
2.3
2.4
2.5
2.6
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
Bil Tonnes
Use Production
Source: USDA
Grain Use CAGR
90-03 03-07
1.3%        2.5%
World Grain and Oilseed Production/Use

Slide 7
Grain and oilseed stocks are projected to decline 39 million tonnes to less than 370 million tonnes at the end of the 2007/08 crop year.  Stocks as a percentage of use will drop to the lowest level in recent history.
World Grain and Oilseed Stocks
200
250
300
350
400
450
500
550
600
650
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
Mil Tonnes
14%
16%
18%
20%
22%
24%
26%
28%
30%
32%
Percent
Stocks Pct of Use
Source: USDA
World Grain and Oilseed Stocks

Slide 8
China – Middle Class Growth
from 130 million in 2005
to 690 million in 2025
India – Middle Class Growth
from 50 million in 2005
to 580 million in 2025
Almost 1.1 billion
people are
projected to join the
middle class in
China and India
by 2025
Increasing Middle Class in China and India
Source: McKinsey & Company

Slide 9
Crop Pricing
Hard Winter Wheat / Soybean / Corn Price
Daily Close of the Nearby CBOT Futures Contract
1.50
3.50
5.50
7.50
9.50
11.50
13.50
15.50
95 96 97 98 99 00 01 02 03 04 05 06 07 08
$ BU
Corn Soybean Wheat
Source: CBOT & KCBOT

World Phosphate Use
MMT P_2O_5
Source: IFA November 2007
42.5
40.0
37.5
35.0
32.5
30.0
27.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08

World Potash Use
MMT K_2O
Source: IFA November 2007
32.5
30.0
27.5
25.0
22.5
20.0
17.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08

Slide 10
Extraordinary Growth From 2006 to 2008
Global phosphate use is projected to increase
13 percent or 4.7 million tonnes P2O5 during
the three years from 2006 through 2008.  That
is a compound annual growth rate 4.1 percent
per year and more than double the 1.8 percent
rate from 1995 to 2005.
Global potash use is forecast to increase 18
percent or 4.5 million tonnes K2O during the
same period.  That is a compound annual
growth rate of 5.5 percent per year during this
period and more than double the 2.3 percent
rate from 1995 to 2005.

Slide 11 U.S. Phosphate Rock Production 25.0 27.5 30.0 32.5 35.0 37.5 40.0 42.5 45.0 47.5 95 96 97 98 99 00 01 02 03 04 05 06 07 Mil Tonnes Source: IFA U.S. Phosphate Rock Production

Cost Pressure From Raw Materials Prices
Raw Materials Cost
Mosaic vs. Non-Integrated Indian DAP Producer
0
200
400
600
800
1,000
1,200
FY 2007
MOS
India 2007
Estimate
Current MOS
Estimate
Current India
Estimate
Source:  Fertecon and Mosaic
$ MT
Ammonia
Sulphur
Rock
Raw Materials Costs for a Non-Integrated Indian DAP Fabricator:
DAP Fabricated from Imported Rock, Sulphur and Ammonia
2002 Average 2007 Average Current Estimate
$ Tonne MT Per Unit Cost Unit Cost Unit Cost
c&f India MT DAP Cost MT DAP Cost MT DAP Cost MT DAP
Rock 1.552 55 85 110 171 395 613
Sulphur 0.400 50 20 185 74 673 269
Ammonia 0.230 135 31 307 71 531 122
Total 137 315 1,004
Source:  Fertecon for sulphur and ammonia prices and Mosaic for rock prices.
Note:  This analysis assumes 70% BPL rock and a 92.5% recovery rate.
Slide 12

Mosaic’s 3 rd Quarter Fiscal Year 2008 Earnings and Conference Call